EXHIBIT 10(b)







                       FNB FINANCIAL SERVICES CORPORATION
                        OMNIBUS EQUITY COMPENSATION PLAN

                             AS AMENDED AND RESTATED
                           EFFECTIVE NOVEMBER 14, 1996






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                       FNB FINANCIAL SERVICES CORPORATION
                        OMNIBUS EQUITY COMPENSATION PLAN




                                TABLE OF CONTENTS



ARTICLE I - GENERAL PROVISIONS..............................................  1

ARTICLE II - DEFINITIONS....................................................  2

ARTICLE III - ADMINISTRATION................................................  8

ARTICLE IV - INCENTIVE STOCK OPTIONS........................................ 14

ARTICLE V - NONQUALIFIED STOCK OPTIONS...................................... 17

ARTICLE VI - STOCK APPRECIATION RIGHTS...................................... 18

ARTICLE VII - INCIDENTS OF STOCK OPTIONS AND STOCK RIGHTS................... 20

ARTICLE VIII - RESTRICTED STOCK............................................. 23

ARTICLE IX - DEFERRED STOCK................................................. 26

ARTICLE X - STOCK AWARDS.................................................... 29

ARTICLE XI - PERFORMANCE SHARES............................................. 31

ARTICLE XII - OTHER STOCK-BASED AWARDS...................................... 33

ARTICLE XIII - ACCELERATION EVENTS.......................................... 35

ARTICLE XIV - AMENDMENT AND TERMINATION..................................... 38

ARTICLE XV - MISCELLANEOUS PROVISIONS....................................... 39







                                       -i-


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                       FNB FINANCIAL SERVICES CORPORATION
                        OMNIBUS EQUITY COMPENSATION PLAN





                         ARTICLE I - GENERAL PROVISIONS


1.1 The Plan is designed for the benefit of the directors, executives and key employees of the Corporation and its Subsidiaries; to attract and retain for the Corporation and its Subsidiaries personnel of exceptional ability; to motivate such personnel through added incentives to make a maximum contribution to greater profitability; to develop and maintain a highly competent management team; and to be competitive with other companies with respect to executive compensation.

1.2          Awards  under the Plan may be made to  Participants  in the form of
             (i) Incentive Stock Options; (ii) Nonqualified Stock Options; (iii) Stock Appreciation Rights; (iv) Restricted Stock; (v) Deferred Stock; (vi) Stock Awards; (vii) Performance Shares; (viii) Other Stock-Based Awards; and (ix) other forms of equity-based compensation as may be provided and are permissible under this Plan and the law.

1.3 The Plan shall be effective June 13, 1996 (the "Effective Date"), as amended and restated effective November 14, 1996, subject to the approval of the Plan by a majority of the votes cast by the holders of the Corporation's Common Stock which may be voted at the next annual or special stockholders' meeting. Any Awards granted under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant) but shall be conditioned on, and subject to, the approval of the Plan by the Corporation's stockholders.





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                            ARTICLE II - DEFINITIONS


DEFINITIONS. Except where the context otherwise indicates, the following definitions apply:

2.1 "Acceleration Event" means the occurrence of an event defined in Article XIII of the Plan.

2.2 "Act" means the Securities Exchange Act of 1934, as amended, as now in effect or as hereafter amended. (All citations to sections of the Act or rules thereunder are to such sections or rules as they may from time to time be amended or renumbered.)

2.3 "Agreement" means the written agreement evidencing each Award granted to a Participant under the Plan.

2.4 "Award" means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, a Stock Option, Stock Right, Restricted or Deferred Stock, Stock Award, Performance Share, Other Stock- Based Award, or any combination of the foregoing.

2.5          "Board" means the Board of Directors of the Corporation.

2.6 "Board-Approved Change in Control" shall have the meaning set forth in Section 13.3 of the Plan.

2.7          "Change in Control" shall have the meaning set forth in
             Section 13.2 of the Plan.

2.8 "Change in Control Price" shall have the meaning set forth in Section 13.9 of the Plan.

2.9 "Code" means the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended. (All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.)

2.10 "Committee" means the Compensation Committee or such other committee as may be appointed by the Board to administer this Plan pursuant to Article III. Committee members may also be appointed for such limited purposes as may be provided by the Board. If no Committee is appointed by the Board to administer this Plan, or if the Board administers all or any part of this Plan, the term "Committee" shall refer to the Board.

2.11 "Corporation" means FNB Financial Services Corporation, a North Carolina corporation, and its successors and assigns. "Corporation" also means FNB Financial Services Corporation


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             and its Subsidiaries, unless the context clearly indicates otherwise.

2.12 "Deferral Period" means the period commencing on the date an Award of Deferred Stock is granted and ending on such date as the Committee shall determine.

2.13 "Deferred Stock" means the stock awarded under Article IX of the Plan.

2.14 "Disability" means disability as determined under procedures established by the Committee or in any Award.

2.15 "Discount Stock Options" means the Nonqualified Stock Options which provide for an exercise price of less than the Fair Market Value of the Stock at the date of the Award.

2.16 "Early Retirement" means retirement from active employment with the Corporation or any Subsidiary, with the express consent of the Committee, pursuant to the early retirement provisions established by the Committee or in any Award.

2.17         "Effective Date" shall have the meaning set forth in Section
             1.3 of the Plan.

2.18 "Elective Deferral Period" shall have the meaning set forth in Section 9.3 of the Plan.

2.19 "Eligible Participant" means any director, executive or key employee of the Corporation or its Subsidiaries, as shall be determined by the Committee, as well as any other person whose participation the Committee determines is in the best interest of the Corporation, subject to limitations as may be provided by the Code, the Act or the Committee. For purposes of Article IV and Incentive Stock Options that may be granted hereunder, the term "Eligible Participant" shall be limited to an executive or other key employee meeting the qualifications for receipt of an Incentive Stock Option under the provisions of Section 422 of the Code.

2.20 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, as now in effect or as hereafter amended.

2.21 "Fair Market Value" means, with respect to any given day, the closing price of the Stock reported on the Nasdaq National Market tier of The Nasdaq Stock Market for such day, or if the Stock was not traded on the Nasdaq National Market tier of The Nasdaq Stock Market on such day, then on the next day on which the Stock was traded, all as reported by such source as the Committee may select. The Committee may establish an alternative method of determining Fair Market Value.


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2.22         "Incentive Stock Option" means a Stock Option granted under Article
             IV of the Plan, and as defined in Section 422 of the Code.

2.23 "Limited Stock Appreciation Rights" means a Stock Right which is exercisable only in the event of a Change in Control and/or a Potential Change in Control, as described in Section 6.8 of this Plan, which provides for an amount payable solely in cash, equal to the excess of the Stock Appreciation Right Fair Market Value of a share of Stock on the day the Stock Right is surrendered over the price at which a Participant could exercise a related Stock Option to purchase the share of Stock.

2.24 "Nonqualified Stock Option" means a Stock Option granted under Article V of the Plan.

2.25         "Normal Retirement" means retirement from active employment with the Corporation or any Subsidiary on or after age 65, or pursuant to such other requirements as may be established by the Committee or in any Award.

2.26 "Option Grant Date" means, as to any Stock Option, the latest of:

             (a) the date on which the Committee grants the Stock Option to the Participant;

             (b) the date the Participant receiving the Stock Option becomes an employee of the Corporation or its Subsidiaries, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

             (c) such other date (other than the dates described in (i) and (ii) above) as the Committee may designate.

2.27 "Other Stock-Based Award" means an Award under Article XII of the Plan that is valued in whole or in part by reference to, or is otherwise based on, Stock.

2.28 "Participant" means an Eligible Participant to whom an Award of equity-based compensation has been granted and who has entered into an Agreement evidencing the Award.

2.29 "Performance Share" means an Award under Article XI of the Plan of a unit valued by reference to a designated number of shares of Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, Stock, or any combination thereof, upon achievement of such Performance Objectives during the Performance Period as the


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             Committee shall establish at the time of such Award or thereafter.

2.30         "Performance Objectives" shall have the meaning set forth in
             Article XI of the Plan.

2.31         "Performance Period" shall have the meaning set forth in
             Article XI of the Plan.

2.32 "Potential Change in Control" shall have the meaning set forth in Section 13.4 of the Plan.

2.33 "Plan" means the FNB Financial Services Corporation Omnibus Equity Compensation Plan, as amended and restated effective November 14, 1996, and as further amended from time to time.

2.34 "Restricted Stock" means an Award of Stock under Article VIII of the Plan, which Stock is issued with the restriction that the holder may not sell, transfer, pledge, or assign such Stock and with such other restrictions as the Committee, in its sole discretion, may impose (including, without limitation, any restriction on the right to vote such Stock, and the right to receive any cash dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.35 "Restriction Period" means the period commencing on the date an Award of Restricted Stock is granted and ending on such date as the Committee shall determine.

2.36         "Retirement" means Normal or Early Retirement.

2.37 "Stock" means shares of Common Stock of the Corporation, as may be adjusted pursuant to the provisions of Section 3.11.

2.38         "Stock  Appreciation  Right" means a Stock  Right,  as described in
             Article VI of this Plan, which provides for an amount payable in Stock and/or cash, as determined by the Committee, equal to the excess of the Fair Market Value of a share of Stock on the day the Stock Right is exercised over the price at which the Participant could exercise a related Stock Option to purchase the share of Stock.

2.39         "Stock   Appreciation  Right  Fair  Market  Value"  means  a  value
             established   by  the   Committee  for  the  exercise  of  a  Stock
             Appreciation Right or a Limited Stock Appreciation Right.

2.40 "Stock Award" means an Award of Stock granted in payment of compensation, as provided in Article X of the Plan.



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2.41         "Stock  Option" means an Award under Article IV or V of the Plan of an option to purchase Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

2.42         "Stock Right" means an Award under Article VI of the Plan.
             A Stock Right may be either a Stock Appreciation Right or a Limited Stock Appreciation Right.

2.43         "Subsidiary" or "Subsidiaries" means:

             (a) for the purpose of an Incentive Stock Option, any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; and

             (b) for the purposes of all other types of equity-based compensation provided for under the Plan, any corporation (or partnership, joint venture, limited liability company, or other enterprise) of which the Corporation owns or controls, directly or indirectly, fifty percent (50%) or more of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power).

2.44 "Termination of Employment" means the discontinuance of employment of a Participant with the Corporation or its Subsidiaries for any reason other than a Transfer. The determination of whether a Participant has discontinued employment shall be made by the Committee in its discretion. In determining whether a Termination of Employment has occurred, the Committee may provide that service as a consultant or service with a business enterprise in which the Corporation has a significant ownership interest shall be treated as employment with the Corporation. The Committee shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant terminates employment, to establish as a provision applicable to the exercise of one or more Awards that during the limited period of exercisability following Termination of Employment, the Award may be exercised not only with respect to the number of shares of Stock for which it is exercisable at the time of the Termination of Employment but also with respect to one or more subsequent installments for which the Award would have become exercisable had the Termination of Employment not occurred.


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2.45         "Transfer" means a change of employment of a Participant
             within the group consisting of the Corporation and its Subsidiaries.





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                          ARTICLE III - ADMINISTRATION


3.1 This Plan shall be administered by the Committee. Members of the Committee may vote on any matters affecting the administration of the Plan or the grant of Awards pursuant to the Plan, except that no such member shall act upon the granting of an Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Committee or Board during which action is taken with respect to the granting of an Award to such member. The Committee, in its discretion, may delegate to one or more of its members such of its powers as it deems appropriate. The Committee also may limit the power of any member to the extent necessary to comply with Rule 16b-3 under the Act or any other law. Members of the Committee shall be appointed originally, and as vacancies occur, by the Board, to serve at the pleasure of the Board. The Board, in its discretion, may serve as the Committee, may administer all or any part of this Plan, or may require that all or any final actions or determinations by the Committee be made by or be subject to approval or ratification by the Board before becoming effective. To the extent all or any decisions, actions, or determinations relating to the administration of the Plan are made by the Board, the Board shall have all power and authority granted to the Committee in this Article and otherwise in this Plan, and for these purposes, all references to the "Committee" herein shall be deemed to include the Board.

3.2          The Committee shall meet at such times and places as it determines.
             A majority of its members shall constitute a quorum, and the decision of a majority of those present at any meeting at which a quorum is present shall constitute the decision of the Committee. A memorandum signed by all of its members shall constitute the decision of the Committee without necessity, in such event, for holding an actual meeting.

3.3 The Committee shall have the exclusive right to interpret, construe and administer the Plan, to select the persons who are eligible to receive an Award, and to act in all matters pertaining to the granting of an Award and the contents of the Agreement evidencing the Award, including, without limitation, the determination of the number of Stock Options, Stock Rights, shares of Stock or
             Performance Shares subject to an Award and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. All acts, determinations and decisions of the Committee made or taken pursuant to grants of authority under the Plan or with respect to any questions arising in connection with the administration and


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             interpretation  of the Plan,  including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all Participants, Eligible Participants and their beneficiaries.

3.4 The Committee may adopt such rules, regulations and procedures of general application for the administration of this Plan, as it deems appropriate.

3.5 Without limiting the foregoing Sections 3.1, 3.2, 3.3 and 3.4, and notwithstanding any other provisions of the Plan, the Committee is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to an Award in the event of an Acceleration Event as defined in
             Article XIII. Such action may include, but shall not be limited to, establishing, amending or waiving the forms, terms, conditions and duration of an Award and the Award Agreement, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Committee may take such actions pursuant to this Section 3.5 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the Award Agreement, or by taking action with respect to individual Participants.

3.6 The aggregate number of shares of Stock which are subject to an Award under the Plan shall be one hundred fifty thousand (150,000) shares, plus twenty percent (20%) of any increase, other than any increase due to Awards under this Plan or any other similar plan of the Corporation, in the number of authorized and issued shares of Stock above the number of authorized and outstanding shares as of the Effective Date. Such shares of Stock shall be made available from authorized and unissued shares of the Corporation.

             (a) If, for any reason, any shares of Stock or Performance Shares awarded or subject to purchase under the Plan are not delivered or purchased, or are reacquired by the Corporation, for reasons including, but not limited to, a forfeiture of Restricted Stock or termination, expiration or cancellation of a Stock Option, Stock Right or Performance Share, or any other termination of an Award without payment being made in the form of Stock (whether or not Restricted Stock), such shares of Stock or Performance Shares shall not be charged against the aggregate number of shares of Stock


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                      available  for Award  under the Plan,  and shall  again be available for Award under the Plan.

             (b) For all purposes under the Plan, each Performance Share awarded shall be counted as one share of Stock subject to an Award.

             (c) To the extent a Stock Right granted in connection with a Stock Option is exercised without payment being made in the form of Stock (whether or not Restricted Stock), the shares of Stock which otherwise would have been issued upon the exercise of such related Stock Option shall not be charged against the aggregate number of shares of Stock subject to an Award under the Plan, and shall again be available for Award under the Plan.

3.7 Each Award granted under the Plan shall be evidenced by a written Award Agreement. Each Award Agreement shall be subject to and incorporate (by reference or otherwise) the applicable terms and conditions of the Plan, and any other terms and conditions (not inconsistent with the Plan) required by the Committee.

3.8 The Corporation shall not be required to issue or deliver any certificates for shares of Stock prior to:

             (a) the listing of such shares on any stock exchange on which the Stock may then be listed; and

             (b) the completion of any registration or qualification of such shares of Stock under any federal or state law, or any ruling or regulation of any government body which the Corporation shall, in its discretion, determine to be necessary or advisable.

3.9 All certificates for shares of Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. In making such determination, the Committee may rely upon an opinion of counsel for the Corporation.

3.10         Subject to the restrictions on Restricted Stock, as provided in

             Article VIII of the Plan and in the Restricted Stock Award Agreement, each Participant who receives an Award of Restricted Stock shall have all of the rights of a stockholder with respect to such shares of Stock, including


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             the right to vote the shares to the  extent,  if any,  such  shares
             possess   voting   rights   and   receive   dividends   and   other
             distributions. Except as provided otherwise in the Plan or in an Award Agreement, no Participant awarded a Stock Option, Stock Right, Deferred Stock, Stock Award or Performance Share shall have any right as a stockholder with respect to any shares of Stock covered by his or her Stock Option, Stock Right, Deferred Stock, Stock Award or Performance Share prior to the date of issuance to him or her of a certificate or certificates for such shares of Stock.

3.11 If any reorganization, recapitalization, reclassification, stock split-up, stock dividend, or consolidation of shares of Stock, merger or consolidation of the Corporation or its Subsidiaries or sale or other disposition by the Corporation or its Subsidiaries of all or a portion of its assets, any other change in the Corporation's or its Subsidiaries' corporate structure, or any distribution to stockholders other than a cash dividend results in the outstanding shares of Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares of Stock or other securities of the Corporation, or for shares of Stock or other securities of any other corporation; or new, different or additional shares or other securities of the Corporation or of any other corporation being received by the holders of outstanding shares of Stock, then equitable adjustments shall be made by the Committee in:

             (a) the limitation of the aggregate number of shares of Stock that may be awarded as set forth in Sections 3.6, 3.16, and 4.1(e) (to the extent permitted under Section 422 of the Code) of the Plan;

             (b) the number and class of Stock that may be subject to an Award, and which have not been issued or transferred under an outstanding Award;

             (c) the purchase price to be paid per share of Stock under outstanding Stock Options and the number of shares of Stock to be transferred in settlement of outstanding Stock Rights; and

             (d) the terms, conditions or restrictions of any Award and Award Agreement, including the price payable for the acquisition of Stock; provided, however, that all adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.


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3.12         In addition  to such other  rights of  indemnification  as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against
             reasonable  expenses,   including  attorney's  fees,  actually  and
             necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in
             settlement   thereof  (provided  such  settlement  is  approved  by
             independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment or settlement in any such action, suit or proceeding, except as to matters as to which the Committee member has been negligent or engaged in misconduct in the performance of his duties; provided, that within sixty (60) days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

3.13 The Committee may require each person purchasing shares of Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Corporation in writing that he is acquiring the shares of Stock without a view to distribution thereof. The certificates for such shares of Stock may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

3.14 The Committee shall be authorized to make adjustments in a performance based criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Corporation (or any Subsidiary, if applicable) or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem desirable to carry it into effect. In the event the Corporation (or any Subsidiary, if applicable) shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

3.15 The Committee shall have full power and authority to determine whether, to what extent and under what circumstances, any Award shall be canceled or suspended. In particular, but without limitation, all outstanding Awards to any Participant shall be canceled if (a) the Participant, without the consent of the Committee, while employed by the Corporation or any Subsidiary or after termination of such employment, becomes associated with, employed by, renders services to, or owns any interest in (other than any nonsubstantial interest, as determined by the Committee), any business that is in competition with the Corporation or with any business in which the Corporation and/or its Subsidiaries have a substantial interest as determined by the Committee; or (b) is terminated for cause as determined by the Committee.

3.16 Subject to the limitations of Section 3.6, and pursuant to the requirements of section 162(m) of the Code and the regulations promulgated thereunder, and to the extent required thereunder, the maximum number of shares of Stock with respect to which an Award or Awards of Stock Options and/or Stock Rights under the Plan may be granted during any calendar year to any employee shall be twenty thousand (20,000) shares; provided, however, that if the number of shares of Stock with respect to which an Award or Awards of Stock Options and/or Stock Rights under the Plan are granted during a calendar year to any employee is less than twenty thousand (20,000) shares, or if no Award of Stock Options and/or Stock Rights under the Plan is granted during any calendar year to such employee, then the amount of such shortfall shall be carried forward and added to the maximum number of shares of Stock with respect to which an Award or Awards of Stock Options and/or Stock Rights under the Plan may be granted in a subsequent calendar year to such employee.

                      ARTICLE IV - INCENTIVE STOCK OPTIONS


4.1 Each provision of this Article IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded. Incentive Stock Options shall be granted only to Eligible Participants, each of whom may be granted one or more such Incentive Stock Options at such time or times determined by the Committee following the Effective Date until June 12, 2006, subject to the following conditions:

             (a) The Incentive Stock Option price per share of Stock shall be set in the Award Agreement, but shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock at the time of the Option Grant Date.

             (b) The Incentive Stock Option and its related Stock Right, if any, may be exercised in full or in part from time to time within ten (10) years from the Option Grant Date, or such shorter period as may be specified by the Committee in the Award; provided, that in any event, the Incentive Stock Option and related Stock Right shall lapse and cease to be exercisable upon, or within such period following, a Termination of Employment as shall have been determined by the Committee and as specified in the Incentive Stock Option Award Agreement or its related Stock Right Award Agreement; provided, however, that such period following a Termination of Employment shall not exceed three (3) months unless employment shall have terminated:

                      (i) as a result of death or Disability, in which event, such period shall not exceed one year after the date of death or Disability; and

                      (ii) as a result of death, if death shall have occurred following a Termination of Employment and while the Incentive Stock Option or Stock Right was still exercisable, in which event, such period shall not exceed one year after the date of death;

                      provided, further, that such period following a Termination of Employment shall in no event extend the original exercise period of the Incentive Stock Option or any related Stock Right.

             (c) The aggregate Fair Market Value, determined as of the Option Grant Date, of the shares of Stock with respect to which Incentive Stock Options are first exercisable during any calendar year by any Eligible Participant shall not exceed one hundred thousand dollars ($100,000); provided, however, to the extent permitted under Section 422 of the
                      Code:

                      (i) if a Participant's employment is terminated by reason of death, Disability or Retirement and the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period applied without regard to the one hundred thousand dollar ($100,000) limitation contained in Section 422 of the Code is greater than the portion of such option that is immediately exercisable as an Incentive Stock Option during such post-termination period under Section 422, such excess shall be treated as a Nonqualified Stock Option; and

                      (ii) if the exercise of an Incentive Stock Option is accelerated by reason of an Acceleration Event, any portion of such Award that is not exercisable as an Incentive Stock Option by reason of the one hundred thousand dollar ($100,000) limitation contained in Section 422 of the Code shall be treated as a Nonqualified Stock Option.

             (d) Incentive Stock Options shall be granted only to an Eligible Participant who, at the time of the Option Grant Date, does not own stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation; provided, however, the foregoing restriction shall not apply if at the time of the Option Grant Date the option price is at least one hundred ten percent (110%) of the Fair Market Value of the Stock subject to the Incentive Stock Option and such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the Option Grant Date.

             (e) Subject to the limitations of Section 3.6, the maximum number of shares of Stock subject to Incentive Stock Option Awards shall be one hundred fifty thousand (150,000).

             (f) The Committee may adopt any other terms and conditions which it determines should be imposed for the Incentive Stock Option to qualify under Section 422 of the Code, as well as any other terms and conditions not inconsistent with this Article IV as determined by the Committee.

4.2 The Committee may at any time offer to buy out for a payment in cash, Stock, Deferred Stock or Restricted Stock an Incentive Stock Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

4.3 If the Incentive Stock Option Award Agreement so provides, the Committee may require that all or part of the shares of Stock to be issued upon the exercise of an Incentive Stock Option shall take the form of Deferred or Restricted Stock, which shall be valued on the date of exercise, as determined by the Committee, on the basis of the Fair Market Value of such Deferred Stock or Restricted Stock determined without regard to the deferral limitations and/or forfeiture restrictions involved.

                     ARTICLE V - NONQUALIFIED STOCK OPTIONS


5.1 One or more Stock Options may be granted as Nonqualified Stock Options to Eligible Participants to purchase shares of Stock at such time or times determined by the Committee, following the Effective Date, subject to the terms and conditions set forth in this Article V.

5.2 The Nonqualified Stock Option price per share of Stock shall be established in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value at the time of the grant, or at such later date as the Committee shall determine.

5.3 The Nonqualified Stock Option and its related Stock Right, if any, may be exercised in full or in part from time to time within such period as may be specified by the Committee or in the Award
             Agreement; provided, that, in any event, the Nonqualified Stock Option and the related Stock Right shall lapse and cease to be exercisable upon, or within such period following, Termination of Employment as shall have been determined by the Committee and as specified in the Nonqualified Stock Option Award Agreement or Stock Right Award Agreement; provided, however, that such period following Termination of Employment shall not exceed three (3) months unless employment shall have terminated:

             (a) as a result of Retirement or Disability, in which event, such period shall not exceed one year after the date of Retirement or Disability, or within such longer period as the Committee may specify; and

             (b) as a result of death, or if death shall have occurred following a Termination of Employment and while the Nonqualified Stock Option or Stock Right was still exercisable, in which event, such period may exceed one year after the date of death, as provided by the Committee or in the Award Agreement.

5.4 The Nonqualified Stock Option Award Agreement may include any other terms and conditions not inconsistent with this Article V or in
             Article VII, as determined by the Committee.

                     ARTICLE VI - STOCK APPRECIATION RIGHTS


6.1 A Stock Appreciation Right may be granted to an Eligible Participant in connection with an Incentive Stock Option or a Nonqualified Stock Option granted under Article IV or
             Article V of this Plan, or may be granted independent of any related Stock Option.

6.2 A related Stock Appreciation Right shall entitle a holder of a Stock Option, within the period specified for the exercise of the Stock Option, to surrender the unexercised Stock Option (or a portion thereof) and to receive in exchange therefor a payment in cash or shares of Stock having an aggregate value equal to the amount by which the Fair Market Value of each share of Stock exceeds the Stock Option price per share of Stock, times the number of shares of Stock under the Stock Option, or portion thereof, which is surrendered.

6.3 Each related Stock Appreciation Right granted hereunder shall be subject to the same terms and conditions as the related Stock Option, including limitations on transferability, if any, and shall be exercisable only to the extent such Stock Option is exercisable and shall terminate or lapse and cease to be exercisable when the related Stock Option terminates or lapses. The grant of Stock Appreciation Rights related to Incentive Stock Options must be concurrent with the grant of the Incentive Stock Options. With respect to Nonqualified Stock Options, the grant either may be concurrent with the grant of the Nonqualified Stock Options, or in connection with Nonqualified Stock Options previously granted under
             Article V, which are unexercised and have not terminated or lapsed.

6.4 The Committee shall have sole discretion to determine in each case whether the payment with respect to the exercise of a Stock Appreciation Right will be in the form of all cash, all Stock, or any combination thereof. If payment is to be made in Stock, the number of shares of Stock shall be determined based on the Fair Market Value of the Stock on the date of exercise. If the Committee elects to make full payment in Stock, no fractional shares of Stock shall be issued and cash payments shall be made in lieu of fractional shares.

6.5 The Committee shall have sole discretion as to the timing of any payment made in cash, Stock, or a combination thereof, upon exercise of Stock Appreciation Rights. Payment may be made in a lump sum, in annual installments or may be otherwise deferred; and the Committee shall have sole discretion to determine whether any deferred payments may bear amounts equivalent to interest or cash dividends.

6.6 Upon exercise of a Stock Appreciation Right, the number of shares of Stock subject to exercise under any related Stock Option shall automatically be reduced by the number of shares of Stock represented by the Stock Option or portion thereof which is surrendered.

6.7 The Committee, in its sole discretion, may also provide that, in the event of a Change in Control and/or a Potential Change in Control, the amount to be paid upon the exercise of a Stock Appreciation Right or Limited Stock Appreciation Right shall be based on the Change in Control Price, subject to such terms and conditions as the Committee may specify at grant.

6.8          In its sole  discretion,  the  Committee  may grant  Limited  Stock
             Appreciation Rights under this Article VI. Limited Stock Appreciation Rights become exercisable only in the event of a Change in Control and/or a Potential Change in Control, subject to such terms and conditions as the Committee, in its sole discretion, may specify at grant. Such Limited Stock Appreciation Rights shall be settled solely in cash. A Limited Stock Appreciation Right shall entitle the holder of the related Stock Option to surrender such Stock Option, or any portion thereof, to the extent unexercised in respect of the number of shares of Stock as to which such Limited Stock Appreciation Right is exercised, and to receive a cash payment equal to the difference between (a) the Stock Appreciation Right Fair Market Value (at the date of surrender) of a share of Stock for which the surrendered Stock Option or portion thereof is then exercisable, and (b) the price at which a Participant could exercise a related Stock Option to purchase the share of Stock. Such Stock Option shall, to the extent so surrendered, thereupon cease to be exercisable. A Limited Stock Appreciation Right shall be subject to such further terms and conditions as the Committee shall, in its sole discretion, deem appropriate.

            ARTICLE VII - INCIDENTS OF STOCK OPTIONS AND STOCK RIGHTS


7.1 Each Stock Option and Stock Right shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Committee, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option or Stock Right and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.

7.2 An Incentive Stock Option and its related Stock Right, if any, shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by him or by his guardian or legal representative. A Nonqualified Stock Option and its related Stock Right, if any, shall be subject to the transferability and exercisability restrictions of the immediately preceding sentence unless otherwise determined by the Committee, in its sole discretion, and set forth in the applicable Award Agreement.

7.3 Shares of Stock purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Committee, subject to limitations set forth in the Stock Option Award Agreement. Without limiting the foregoing, the Committee may establish payment terms for the exercise of Stock Options which permit the Participant to deliver shares of Stock (or other evidence of ownership of Stock satisfactory to the Corporation) with a Fair Market Value equal to the Stock Option price as payment.

7.4 No cash dividends shall be paid on shares of Stock subject to unexercised Stock Options. The Committee may provide, however, that a Participant to whom a Stock Option has been granted which is exercisable in whole or in part at a future time for shares of Stock shall be entitled to receive an amount per share equal in value to the cash dividends, if any, paid per share on issued and outstanding Stock, as of the dividend record dates occurring during the period between the date of the grant and the time each such share of Stock is delivered pursuant to exercise of such Stock Option or the related Stock Right. Such amounts (herein called "dividend equivalents") may, in the discretion of the Committee, be:

             (a) paid in cash or Stock either from time to time prior to, or at the time of the delivery of, such Stock, or upon expiration of the Stock Option if it shall not have been fully exercised; or

             (b) converted into contingently credited shares of Stock (with respect to which dividend equivalents may accrue) in such manner, at such value, and deliverable at such time or times, as may be determined by the Committee.

             Such Stock (whether delivered or contingently credited) shall be charged against the limitations set forth in Section 3.6.

7.5 The Committee, in its sole discretion, may authorize payment of interest equivalents on dividend equivalents which are payable in cash at a future time.

7.6          In the  event of  death  or  Disability,  the  Committee,  with the consent of the Participant or his legal representative, may authorize payment, in cash or in Stock, or partly in cash and partly in Stock, as the Committee may direct, of an amount equal to the difference at the time between the Fair Market Value of the Stock subject to a Stock Option and the Option price in consideration of the surrender of the Stock Option.

7.7 If a Participant is required to pay to the Corporation an amount with respect to income and employment tax withholding obligations in connection with exercise of a Nonqualified Stock Option, and/or with respect to certain dispositions of Stock acquired upon the exercise of an Incentive Stock Option, the Committee, in its discretion and subject to such rules as it may adopt, may permit the Participant to satisfy the obligation, in whole or in part, by making an irrevocable election that a portion of the total Fair Market Value of the shares of Stock subject to the Nonqualified Stock Option and/or with respect to certain dispositions of Stock acquired upon the exercise of an Incentive Stock Option, be paid in the form of cash in lieu of the issuance of Stock and that such cash payment be applied to the satisfaction of the withholding obligations. The amount to be withheld shall not exceed the statutory minimum Federal and State income and employment tax liability arising from the Stock Option exercise transaction.

7.8 The Committee may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the same price, during such period and on such other terms and conditions as are specified by the Committee at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Stock previously subject to them shall be available for the grant of other Stock Options.

                         ARTICLE VIII - RESTRICTED STOCK


8.1 Restricted Stock Awards may be made to certain Participants as an incentive for the performance of future services that will contribute materially to the successful operation of the Corporation and its Subsidiaries. Awards of Restricted Stock may be made either alone, in addition to or in tandem with other Awards granted under the Plan and/or cash payments made outside of the Plan.

8.2 With respect to Awards of Restricted Stock, the Committee shall:

             (a) determine the purchase price, if any, to be paid for such Restricted Stock, which may be equal to or less than par value and may be zero, subject to such minimum consideration as may be required by applicable law;

             (b)      determine the length of the Restriction Period;

             (c) determine any restrictions applicable to the Restricted Stock such as service or performance, other than those set forth in this Article VIII;

             (d) determine if the restrictions shall lapse as to all shares of Restricted Stock at the end of the Restriction Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period; and

             (e) determine if dividends and other distributions on the Restricted Stock are to be paid currently to the Participant or withheld by the Corporation for the account of the Participant.

8.3 Awards of Restricted Stock must be accepted within a period of sixty (60) days (or such shorter periods as the Committee may specify at grant) after the Award date, by executing a Restricted Stock Award Agreement and paying whatever price (if any) is required.

             The prospective recipient of a Restricted Stock Award shall not have any rights with respect to such Award, unless such recipient has executed a Restricted Stock Award Agreement and has delivered a fully executed copy thereof to the Committee, and has otherwise complied with the applicable terms and conditions of such Award.

8.4 Except when the Committee determines otherwise, or as otherwise provided in the Restricted Stock Award Agreement, if a Participant terminates employment with the Corporation or its Subsidiaries for any reason before the expiration of the Restriction Period, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant and shall be reacquired by the Corporation.

8.5 Except as otherwise provided in this Article VIII, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

8.6 To the extent not otherwise provided in a Restricted Stock Award Agreement, in cases of death, Disability or Retirement or in cases of special circumstances, the Committee, if it finds that a waiver would be appropriate, may elect to waive any or all remaining restrictions with respect to such Participant's Restricted Stock.

8.7 In the event of hardship or other special circumstances of a Participant whose employment with the Corporation or any Subsidiary is involuntarily terminated (other than for cause), the Committee may waive in whole or in part any or all remaining restrictions with respect to any or all of the Participant's Restricted Stock, based on such factors and criteria as the Committee may deem appropriate.

8.8 The certificates representing shares of Restricted Stock may either:

             (a) be held in custody by the Corporation until the Restriction Period expires or until restrictions thereon otherwise lapse, and the Participant shall deliver to the Corporation a stock power endorsed in blank relating to the Restricted Stock; and/or

             (b) be issued to the Participant and registered in the name of the Participant, and shall bear an appropriate restrictive legend and shall be subject to appropriate stop-transfer orders.

8.9 Except as provided in this Article VIII, a Participant receiving a Restricted Stock Award shall have, with respect to the shares of Restricted Stock covered by any Award, all of the rights of a shareholder of the Corporation, including the right to vote the shares to the extent, if any, such shares possess voting rights, and the right to receive any dividends; provided, however, the Committee may require that any dividends on such shares of Restricted Stock shall be automatically deferred and reinvested in additional Restricted Stock subject to the same restrictions as the underlying Award, or may require that dividends and other distributions on Restricted Stock shall be withheld by the Corporation for the account of the Participant. The

             Committee shall determine whether interest shall be paid on amounts withheld, the rate of any such interest, and the other terms applicable to such withheld amounts.

8.10 If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unrestricted certificates for such shares shall be delivered to the Participant.

8.11 In order to better ensure that Award payments actually reflect the performance of the Corporation and its Subsidiaries and the service of the Participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other Award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Restricted Stock Award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

                           ARTICLE IX - DEFERRED STOCK


9.1 Shares of Deferred Stock (together with cash dividend equivalents, if so determined by the Committee) may be issued either alone or in addition to other Awards granted under the Plan in the discretion of the Committee. The Committee shall determine the individuals to whom, and the time or times at which, such Awards will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of a Deferred Stock Award, the time or times within which such Awards may be subject to forfeiture, and all other conditions of the Awards. The Committee may condition Awards of Deferred Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee may determine.

9.2 Deferred Stock Awards shall be subject to the following terms and conditions:

             (a) Subject to the provisions of this Plan and the applicable Award Agreement, Deferred Stock Awards may not be sold, transferred, pledged, assigned or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Elective Deferral Period defined in Section 9.3), share certificates shall be delivered to the Participant, or his legal representative, in a number equal to the number of shares of Stock covered by the Deferred Stock Award.

                      Based on service, performance and/or such other factors or criteria as the Committee may determine, the Committee, however, at or after grant, may accelerate the vesting of all or any part of any Deferred Stock Award and/or waive the deferral limitations for all or any part of such Award.

             (b) Unless otherwise determined by the Committee, amounts equal to any dividends that would have been payable during the Deferral Period with respect to the number of shares of Stock covered by a Deferred Stock Award if such shares of Stock had been outstanding shall be automatically deferred and deemed to be reinvested in additional Deferred Stock, subject to the same deferral limitations as the underlying Award.

             (c) Except to the extent otherwise provided in this Plan or in the applicable Award Agreement, upon Termination of Employment during the Deferral Period for a given Award, the Deferred Stock covered by such Award shall be forfeited by the Participant; provided, however, the

                      Committee may provide for accelerated vesting in the event of Termination of Employment due to death, Disability or Retirement, or in the event of hardship or other special circumstances as the Committee deems appropriate.

             (d) The Committee may require that a designated percentage of the total Fair Market Value of the shares of Deferred Stock held by one or more Participants be paid in the form of cash in lieu of the issuance of Stock and that such cash payment be applied to the satisfaction of the federal and state income and employment tax withholding obligations that arise at the time the Deferred Stock becomes free of all restrictions. The designated percentage shall be equal to the income and employment tax withholding rate in effect at the time under federal and applicable state laws.

             (e) The Committee may provide one or more Participants subject to the mandatory cash payment with an election to receive an additional percentage of the total value of the Deferred Stock in the form of a cash payment in lieu of the issuance of Deferred Stock. The additional percentage shall not exceed the difference between fifty percent (50%) and the designated percentage cash payment.

             (f) The Committee may impose such further terms and conditions on partial cash payments with respect to Deferred Stock as it deems appropriate.

9.3 A Participant may elect to further defer receipt of Deferred Stock for a specified period or until a specified event (the "Elective Deferral Period"), subject in each case to the Committee's approval and to such terms as are determined by the Committee. Subject to any exceptions adopted by the Committee, such election must generally be made at least twelve (12) months prior to completion of the Deferral Period for the Deferred Stock Award in question (or for the applicable installment of such an Award).

9.4 Each Award shall be confirmed by, and subject to the terms of, a Deferred Stock Award Agreement.

9.5 In order to better ensure that the Award actually reflects the performance of the Corporation or its Subsidiaries and the service of the Participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other Award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Deferred Stock Award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

                            ARTICLE X - STOCK AWARDS


10.1 A Stock Award shall be granted only in payment of compensation that has been earned or as compensation to be earned, including, without limitation, compensation awarded concurrently with or prior to the grant of the Stock Award.

10.2 For the purposes of this Plan, in determining the value of a Stock Award, all shares of Stock subject to such Stock Award shall be valued at not less than one hundred percent (100%) of the Fair Market Value of such shares of Stock on the date such Stock Award is granted, regardless of whether or when such shares of Stock are issued or transferred to the Participant and whether or not such shares of Stock are subject to restrictions which affect their value.

10.3 Shares of Stock subject to a Stock Award may be issued or transferred to the Participant at the time the Stock Award is granted, or at any time subsequent thereto, or in installments from time to time, as the Committee shall determine. If any such issuance or transfer shall not be made to the Participant at the time the Stock Award is granted, the Committee may provide for payment to such Participant, either in cash or shares of Stock, from time to time or at the time or times such shares of Stock shall be issued or transferred to such Participant, of amounts not exceeding the dividends which would have been payable to such Participant in respect of such shares of Stock (as adjusted under Section 3.11) if such shares of Stock had been issued or transferred to such Participant at the time such Stock Award was granted. Any issuance payable in shares of Stock under the terms of a Stock Award, at the discretion of the Committee, may be paid in cash on each date on which delivery of shares of Stock would otherwise have been made, in an amount equal to the Fair Market Value on such date of the shares of Stock which would otherwise have been delivered.

10.4 A Stock Award shall be subject to such terms and conditions, including, without limitation, restrictions on the sale or other disposition of the Stock Award or of the shares of Stock issued or transferred pursuant to such Stock Award, as the Committee shall determine; provided, however, that upon the issuance or transfer of shares pursuant to a Stock
             Award, the Participant, with respect to such shares of Stock, shall be and become a shareholder of the Corporation fully entitled to receive dividends, to vote to the extent, if any, such shares possess voting rights and to exercise all other rights of a shareholder except to the extent otherwise provided in the Stock Award. Each Stock Award shall be evidenced by a written Award Agreement in such form as the Committee shall determine.

                         ARTICLE XI - PERFORMANCE SHARES


11.1 Awards of Performance Shares may be made to certain Participants as an incentive for the performance of future services that will contribute materially to the successful operation of the Corporation and its Subsidiaries. Awards of Performance Shares may be made either alone, in addition to or in tandem with other Awards granted under the Plan and/or cash payments made outside of the Plan.

11.2 With respect to Awards of Performance Shares, which may be issued for no consideration or such minimum consideration as is required by applicable law, the Committee shall:

             (a) determine and designate from time to time those Participants to whom Awards of Performance Shares are to be made;

             (b) determine the performance period (the "Performance Period") and/or performance objectives (the
                      "Performance Objectives") applicable to such Awards;

             (c)      determine the form of settlement of a Performance
                      Share; and

             (d) generally determine the terms and conditions of each such Award. At any date, each Performance Share shall have a value equal to the Fair Market Value, determined as set forth in Section 2.15.

11.3         Performance  Periods may overlap,  and Participants may participate
             simultaneously   with  respect  to  Performance  Shares  for  which
             different Performance Periods are prescribed.

11.4 The Committee shall determine the Performance Objectives of Awards of Performance Shares. Performance Objectives may vary from Participant to Participant and between Awards and shall be based upon such performance criteria or combination of factors as the Committee may deem appropriate, including for example, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Committee expects to have a substantial effect on the applicable Performance Objectives during such period, the Committee may revise such Performance Objectives.

11.5         The Committee shall determine for each Participant the number of

             Performance Shares which shall be paid to the Participant if the applicable Performance Objectives are exceeded or met in whole or in part.

11.6         If a Participant  terminates  service with the  Corporation  or its
             Subsidiaries during a Performance Period because of death, Disability, Retirement or under other circumstances in which the Committee in its discretion finds that a waiver would be appropriate, that Participant, as determined by the Committee, may be entitled to a payment of Performance Shares at the end of the Performance Period based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro rated for the portion of the Performance Period during which the Participant was employed by the Corporation or any Subsidiary; provided, however, the Committee may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Committee deems appropriate or desirable. If a Participant terminates service with the Corporation or its Subsidiaries during a Performance Period for any other reason, then such Participant shall not be entitled to any payment with respect to that Performance Period unless the Committee shall otherwise determine.

11.7 Each Award of a Performance Share shall be paid in whole shares of Stock, or cash, or a combination of Stock and cash as the Committee shall determine, with payment to be made as soon as practicable after the end of the relevant Performance Period.

11.8 The Committee shall have the authority to approve requests by Participants to defer payment of Performance Shares on terms and conditions approved by the Committee and set forth in a written Award Agreement between the Participant and the Corporation or its Subsidiaries entered into in advance of the time of receipt or constructive receipt of payment by the Participant.

                     ARTICLE XII - OTHER STOCK-BASED AWARDS


12.1 Other awards of Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, Stock ("Other Stock-Based Awards"), including, without limitation, convertible preferred stock, convertible debentures, exchangeable securities, phantom stock and Stock awards or options valued by reference to book value or performance, may be granted either alone or in addition to or in tandem with Stock Options, Stock Rights, Restricted Stock, Deferred Stock or Stock Awards granted under the Plan and/or cash awards made outside of the Plan.

             Subject to the provisions of the Plan, the Committee shall have authority to determine the Eligible Participants to whom and the time or times at which such Awards shall be made, the number of shares of Stock subject to such Awards, and all other conditions of the Awards. The Committee also may provide for the grant of shares of Stock upon the completion of a specified Performance Period.

             The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

12.2 Other Stock-Based Awards made pursuant to this Article XII shall be subject to the following terms and conditions:

             (a) Subject to the provisions of this Plan and the Award Agreement, shares of Stock subject to Awards made under this Article XII may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

             (b) Subject to the provisions of this Plan and the Award Agreement and unless otherwise determined by the Committee at the time of the Award, the recipient of an Award under this Article XII shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

             (c) Any Award under this Article XII and any Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion.

             (d) Upon the Participant's Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed hereunder (if any) with respect to any or all of an Award under this Article XII.

             (e) Each Award under this Article XII shall be confirmed by, and subject to the terms of, an Award Agreement.

             (f) Stock (including securities convertible into Stock) issued on a bonus basis under this Article XII may be issued for no cash consideration.

12.3 Other Stock-Based Awards may include a phantom stock Award, which is subject to the following terms and conditions:

             (a) The Committee shall select the Eligible Participants who may receive phantom stock Awards. The Eligible Participant shall be awarded a phantom stock unit, which shall be the equivalent to a share of Stock.

             (b) Under an Award of phantom stock, payment shall be made on the dates or dates as specified by the Committee or as stated in the Award Agreement and phantom stock Awards may be settled in cash, Stock, or some combination thereof.

             (c)      The  Committee   shall  determine  such  other  terms  and
                      conditions of each Award as it deems necessary in its sole discretion.

                       ARTICLE XIII - ACCELERATION EVENTS


13.1 For the purposes of the Plan, an Acceleration Event shall occur in the event of a "Potential Change in Control," or "Change in Control" or a "Board-Approved Change in Control", as those terms are defined below.

13.2         A "Change in Control" shall be deemed to have occurred if:

             (a) Any "Person" as defined in Section 3(a)(9) of the Act, including a "group" (as that term is used in Sections 13(d)(3) and 14(d)(2) of the Act), but excluding the Corporation and any Subsidiary and any employee benefit plan sponsored or maintained by the Corporation and any Subsidiary (including any trustee of such plan acting as trustee) who:

                      (i) makes a tender or exchange offer for any shares of the Corporation's Stock (as defined below) pursuant to which any shares of the Corporation's Stock are purchased (an "Offer"); or

                      (ii) together with its "affiliates" and "associates" (as those terms are defined in Rule 12b-2 under the Act) becomes the "Beneficial Owner" (within the meaning of Rule 13d-3 under the Act) of at least twenty percent (20%) of the Corporation's Stock (an "Acquisition");

             (b) The stockholders of the Corporation approve a definitive agreement or plan to merge or consolidate the Corporation with or into another corporation, to sell or otherwise dispose of all or substantially all of its assets, or to liquidate the Corporation (individually, a "Transaction"); or

             (c) When, during any period of twenty-four (24) consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof; provided, however, that a director who was not a director at the beginning of such twenty-four (24) month period shall be deemed to have satisfied such twenty-four (24) month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such twenty-four (24) month period) or by prior operation of this Section 13.2(c).

13.3 A "Board-Approved Change in Control" shall be deemed to have occurred if the Offer, Acquisition or Transaction, as the case may be, is approved by a majority of the Directors serving as members of the Board at the time of the Potential Change in Control or Change in Control.

13.4 A "Potential Change in Control" means the happening of any one of the following:

             (a) The approval by stockholders of an agreement by the Corporation, the consummation of which would result in a Change in Control of the Corporation, as defined in
                      Section 13.2; or

             (b) The acquisition of Beneficial Ownership, directly or indirectly, by any entity, person or group (other than the Corporation or any Subsidiary or any Corporation or Subsidiary employee benefit plan (including any trustee of such plan acting as such trustee)) of securities of the Corporation representing five percent (5%) or more of the combined voting power of the Corporation's outstanding securities and the adoption by the Board of a resolution to the effect that a Potential Change in Control of the Corporation has occurred for the purposes of this Plan.

13.5 Upon the occurrence of an Acceleration Event, subject to the approval of the Committee if the Acceleration Event results from a Board-Approved Change in Control, all then outstanding Performance Shares with respect to which the applicable Performance Period has not been completed shall be paid as soon as practicable as follows:

             (a) all Performance Objectives applicable to the Award of Performance Shares shall be deemed to have been satisfied to the extent necessary to result in payment of one hundred percent (100%) of the Performance Shares covered by the Award; and

             (b) the applicable Performance Period shall be deemed to have ended on the date of the Acceleration Event;

             (c) the payment to the Participant shall be the amount determined either by the Committee, in its sole discretion, or in the manner stated in the Award Agreement. This amount shall then be multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable Performance Period that have elapsed prior to the date of the Acceleration

                      Event, and the denominator of which is the total number of months in the original Performance Period; and

             (d) upon the making of any such payment, the Award Agreement as to which it relates shall be deemed canceled and of no further force and effect.

13.6 Upon the occurrence of an Acceleration Event, subject to the approval of the Committee if the Acceleration Event results from a Board-Approved Change in Control, the Committee in its discretion may declare any or all then outstanding Stock Options not previously exercisable and vested as immediately exercisable and fully vested, in whole or in part.

13.7 Upon the occurrence of an Acceleration Event, subject to the approval of the Committee if the Acceleration Event results from a Board-Approved Change in Control, the Committee in its discretion, may declare the restrictions applicable to Awards of Restricted Stock, Deferred Stock or Other Stock- Based Awards to have lapsed, in which case the Corporation shall remove all restrictive legends and stop-transfer orders applicable to the certificates for such shares of Stock, and deliver such certificates to the Participants in whose names they are registered.

13.8 The value of all outstanding Stock Option, Stock Rights, Restricted Stock, Deferred Stock, Performance Shares, Stock Awards and Other Stock-Based Awards, in each case to the extent vested, shall, unless otherwise determined by the Committee in its sole discretion at or after grant but prior to any Change in Control, be cashed out on the basis of the "Change in Control Price," as defined in
             Section 13.9 as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control.

13.9 For purposes of Section 13.8, "Change in Control Price" means the highest price per share of Stock paid in any transaction reported on the Nasdaq National Market tier of The Nasdaq Stock Market, or paid or offered in any bona fide transaction related to a Potential or actual Change in Control of the Corporation at any time during the sixty (60) day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event), in each case as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights (or Limited Stock Appreciation Rights) relating to such Incentive Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Stock Appreciation Rights (or Limited Stock Appreciation Rights).

                     ARTICLE XIV - AMENDMENT AND TERMINATION


14.1 The Board, upon recommendation of the Committee, or otherwise, at any time and from time to time, may amend or terminate the Plan as may be necessary or desirable to implement or discontinue this Plan or any provision thereof. No amendment, without approval by the Corporation's stockholders, shall:

             (a) alter the group of persons eligible to participate in the Plan;

             (b) except as provided in Sections 3.6 and 3.11, increase the maximum number of shares of Stock or Stock Options or Stock Rights which are available for Awards under the Plan or increase the maximum number of shares with respect to which Stock Options or Stock Rights may be granted to any employee under the Plan;

             (c) extend the period during which Incentive Stock Option Awards may be granted beyond June 12, 2006;

             (d) limit or restrict the powers of the Board and the Committee with respect to the administration of this Plan; or

             (e)      change any of the provisions of this Article XIV.

14.2 No amendment to or discontinuance of this Plan or any provision thereof by the Board or the stockholders of the Corporation shall, without the written consent of the Participant, adversely affect, as shall be determined by the Committee, any Award theretofore granted to such Participant under this Plan; provided, however, the Committee retains the right and power to:

             (a) annul any Award if the Participant competes against the Corporation or any Subsidiary or is terminated for cause as determined by the Committee;

             (b) provide for the forfeiture of shares of Stock or other gain under an Award as determined by the Committee for competing against the Corporation or any Subsidiary; and

             (c) convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.

14.3         If an Acceleration Event has occurred,  no amendment or termination
             shall   impair  the  rights  of  any  person  with  respect  to  an outstanding Award as provided in Article XIII.

                      ARTICLE XV - MISCELLANEOUS PROVISIONS


15.1 Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Corporation or its Subsidiaries (or to serve as a director thereof) or interfere in any way with the right of the Corporation or its Subsidiaries to terminate his or her employment at any time. Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Corporation or its Subsidiaries for the benefit of its employees unless the Corporation shall determine otherwise. No Participant shall have any claim to an Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Corporation under the Plan, such right shall, except as otherwise provided by the Committee, be no greater than the right of an unsecured general creditor of the Corporation. All payments to be made hereunder shall be paid from the general funds of the Corporation, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in
             Article VIII with respect to Restricted Stock and except as otherwise provided by the Committee.

15.2 The Corporation may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Corporation or any Subsidiary is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Stock Option or the exercise thereof, any Stock Right or the exercise thereof, or in connection with any other type of equity-based compensation provided hereunder or the exercise thereof, including, but not limited to, the withholding of payment of all or any portion of such Award or another Award under this Plan until the Participant reimburses the Corporation or its Subsidiaries for the amount the Corporation or its Subsidiaries is required to withhold with respect to such taxes, or canceling any portion of such Award or another Award under this Plan in an amount sufficient to reimburse itself for the amount it is required to so withhold, or selling any property contingently credited by the Corporation for the purpose of paying such Award or another Award under this Plan, in order to withhold or reimburse itself for the amount it is required to so withhold.

15.3 The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to
             Section 16(b) of the Act.

15.4 The terms of the Plan shall be binding upon the Corporation, its Subsidiaries, and their successors and assigns.

15.5 Neither a Stock Option, Stock Right, nor any other type of equity-based compensation provided for hereunder, shall be transferable except as provided for herein. If any Participant makes such a transfer in violation hereof, any obligation of the Corporation shall forthwith terminate.

15.6 This Plan and all actions taken hereunder shall be governed by the laws of the State of North Carolina, except to the extent preempted by ERISA.

15.7 The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Corporation, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Corporation. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver shares of Stock or payments in lieu of or with respect to Awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

15.8 Each Participant exercising an Award hereunder agrees to give the Committee prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof.

15.9 If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award Agreement, it shall be stricken and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

                                        FNB FINANCIAL SERVICES CORPORATION



ATTEST:                                 By:
                                            -----------------------------------
                                                   Authorized Officer

(Corporate Seal)


--------------------------
                 Secretary

[X]   PLEASE MARK VOTES
      AS IN THIS EXAMPLE

                                 REVOCABLE PROXY
                       FNB FINANCIAL SERVICES CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 17, 2001


This Appointment of Proxy is Solicted on Behalf of the Board of Directors

     The undersigned hereby appoints Ernest J. Sewell and Michael W. Shelton, and each of them, as attorneys and proxies, each with full power to appoint his substitute, and hereby authorizes them to represent and to vote as directed below all the shares of Common Stock of FNB Financial Services Corporation (the "Corporation") held of record by the undersigned on April 6, 2001 at the Annual Meeting of Shareholders of the Corporation to be held on May 17, 2001 and any adjournments thereof.

1.   ELECTION OF DIRECTORS:

     Nominees:

     O. Eddie Green and Dr. Clifton G. Payne


                                                For All
             For              Withhold          Except
             [_]                [_]               [_]


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------


2. AMENDMENT OF THE CORPORATION'S OMNIBUS INCENTIVE COMPENSATION PLAN TO INCREASE BY 500,000 THE NUMBER OF SHARES OF COMMON STOCK FOR WHICH AWARDS MAY BE GRANTED UNDER THE PLAN. For Against Abstain


                  For           Against          Abstain
                  [_]             [_]              [_]


3. RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE CORPORATION'S INDEPENDENT ACCOUNTANTS FOR 2001.


                  For           Against          Abstain
                  [_]             [_]              [_]


4. OTHER BUSINESS: On such other matters as may properly come before the Annual Meeting, the proxies are authorized to vote the shares represented by this appointment of proxy in accordance with their best judgment.

     The shares represented by this Appointment of Proxy will be voted as directed above. In the absence of any direction, such shares will be voted by the proxies "FOR" the election of each of the nominees for director as listed in Proposal 1, "FOR" Proposal 2 above and/or "FOR" Proposal 3 above. If, at or before the time of the Annual Meeting, any nominee listed in Proposal 1 becomes unavailable for any reason, the proxies are authorized to vote for a subsitute nominee.

                                       _________________________________________
  Please be sure to sign and date      Date
   this Proxy in the box below.
________________________________________________________________________________



________Stockholder sign above_________Co-holder (if any) sign above____________


=> Detach above card, sign, date and mail in postage paid envelope provided. =>


                       FNB FINANCIAL SERVICES CORPORATION

--------------------------------------------------------------------------------
     The above signed hereby acknowledges receipt of the Notice of Meeting and Proxy Statement each dated April 17, 2001, relating to the Meeting and hereby revokes any proxy or proxies heretofore given.

     Please sign exactly as your name(s) appears on this card.When shares are held by joint tenants, both should sign.When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a limited liability company, please sign in the company's name by manager.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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